SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2010

Date of Report

(Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-32877	04-3562325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Wells Avenue

Newton, Massachusetts 02459

(Address of principal executive offices) (Zip code)

(617) 559-0033

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In a Current Report on Form 8-K filed with the Commission on February 18, 2009, Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”), reported, among other things, that the Company on February 12, 2009, had entered into a Securities Purchase Agreement and related agreements with 10X Fund, L.P., a Delaware limited partnership (the “Purchaser”). In connection with the Purchase Agreement, the Company on February 11, 2009, filed with the Nevada Secretary of State the Company’s Certificate of Designation of Preferences, Rights and Limitations for the Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock (the “Designation Certificate”). On February 11, 2010, the Company and the Purchaser entered into an agreement (the “Amendment Agreement”) to amend the Designation Certificate, which among other things, extends the Final Purchase Date (as defined in the Designation Certificate) to May 25, 2010.

The description of the Amendment Agreement reported in this report is not complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Amendment Agreement reported in Item 1.01 of this report, the Company filed with the Nevada Secretary of State the Company’s Certificate of Amendment No. 2 to the Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock (the “Designation Certificate Amendment”) to amend the Designation Certificate. The Designation Certificate Amendment, which became effective on February 17, 2010, (a) amends (i) the definition of “Final Purchase Date,” which is extended to May 25, 2010, (ii) the definition of “Series B-1 Redemption Date,” which is extended to December 25, 2010, (iii) the definition of “VWAP;” and (b) extends the date on which the Registration Statement Condition (as defined in the Designation Certificate) must be true in order for the Company to pay dividends in shares from June 30, 2010 to September 30, 2010.

The description of the Designation Certificate Amendment reported in this report is not complete and is qualified in its entirety by reference to the full text of the Designation Certificate Amendment, a copy of which is filed as Exhibit 3.1 hereto.

Item 8.01.	Other Events.

On February 11, 2010, the Company’s Board of Directors appointed James C. Czirr as Executive Chairman, and Rod Martin as Vice Chairman, of the Board. Each has served on the Board since February 12, 2009. Theodore Zucconi, Ph.D., continues as the Company’s Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit Number

3.1	Certificate of Amendment No. 2 to the Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock, as filed with the State of Nevada, on February 17, 2010.

10.1	Agreement with the 10X Fund L.P., dated February 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/S/ ANTHONY D. SQUEGLIA
Anthony D. Squeglia
Chief Financial Officer

Date: February 17, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment No. 2 to the Certificate of Designation, as filed with the State of Nevada, February 16, 2010.

10.1	Agreement with the 10X Fund L.P., dated February 11, 2010.